EXHIBIT 99.2


      Certification of Principal Executive Officer and Principal Financial
         Officer Regarding Annual Report Containing Financial Statements
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      I, Robert F. Gossett, Jr., the Principal Executive Officer and Principal Financial Officer of Corporate Realty Income Fund I, L.P. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") filed with the Securities and Exchange Commission:

      o fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ Robert F. Gossett, Jr.
                                                  --------------------------
                                                  Name: Robert F. Gossett, Jr.
                                                  Date: March 28, 2003